SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [  ]

Check  the  appropriate  box:
[  ]     Preliminary  Proxy  Statement
[  ]     Confidential,  for  Use  of  the  Commission Only (as permitted by Rule
         14a-6(e)(2))
[X]      Definitive  Proxy  Statement
[  ]     Definitive  Additional  Materials
[  ]     Soliciting  Material  Pursuant  to  Sec.240.14a-11(c) or Sec.240.14a-12

          Home  City  Financial  Corporation
      ---------------------------------------
     (Name  of  Registrant  as  Specified  In  Its  Charter)

      --------------------------------------------------------------------------
     (Name  of  Person(s)  Filing  Proxy Statement if Other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X]    No  fee  required
[  ]   Fee  computed  on  table  below  per Exchange Act Rules 14a-6(i)(4) and
       0-11.

     1)     Title  of  each  class  of  securities to which transaction applies:

     2)     Aggregate  number  of  securities  to  which  transaction  applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

     4)     Proposed  maximum  aggregate  value  of  transaction:

     5)     Total  fee  paid:

[  ]     Fee  paid  previously  with  preliminary  materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)     Amount  Previously  Paid:

     2)     Form,  Schedule  or  Registration  Statement  No.:

     3)     Filing  Party:

     4)     Date  Filed:

                         HOME CITY FINANCIAL CORPORATION
                            2454 N. LIMESTONE STREET
                            SPRINGFIELD, OHIO  45503
                                 (937) 390-0470

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     Notice is hereby given that the 2002 Annual Meeting of Shareholders of Home City Financial Corporation ("HCFC") will be held at The Springfield Museum of Art, 107 Cliff Park Road, Springfield, Ohio, on April 23, 2002, at 3:00 p.m., local time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

1.     To  elect  five  directors  of  HCFC  for  terms  expiring  in  2003;

2. To ratify the selection of Dixon, Francis, Davis & Company as the auditors of HCFC for the current fiscal year; and

3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Only shareholders of HCFC of record at the close of business on March 4, 2002, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. The giving of a proxy does not affect your right to vote in person in the event you attend the Annual Meeting.

                                   By  Order  of  the  Board  of  Directors





                                   Douglas  L.  Ulery,  President


Springfield,  Ohio
March  13,  2002

                         HOME CITY FINANCIAL CORPORATION
                            2454 N. LIMESTONE STREET
                            SPRINGFIELD, OHIO  45503
                                 (937) 390-0470


                                 PROXY STATEMENT

                                     PROXIES

     The enclosed proxy (the "Proxy") is being solicited by the Board of Directors of Home City Financial Corporation, an Ohio corporation ("HCFC"), for use at the Annual Meeting of Shareholders of HCFC to be held at The Springfield Museum of Art, 107 Cliff Park Road, Springfield, Ohio, on April 23, 2002, at 3:00 p.m., local time (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by a shareholder by execution of a later dated proxy which is received by HCFC before the Proxy is exercised or by giving notice of revocation to HCFC in writing or in open meeting before the Proxy is exercised. Attendance at the Annual Meeting will not, of itself, revoke a proxy.

     Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

     FOR  the election of Glenn W. Collier, John D. Conroy, James Foreman, Terry
     ---
     A. Hoppes and Douglas L. Ulery as directors of HCFC for terms expiring in 2003; and

     FOR  the  ratification  of the selection of Dixon, Francis, Davis & Company
     ---
     ("DFD")  as  the  auditors  of  HCFC  for  the  current  fiscal  year.

     The cost of soliciting Proxies will be borne by HCFC. Proxies may be solicited by the directors, officers and other employees of HCFC and Home City Federal Savings Bank of Springfield ("Home City"), the wholly owned subsidiary of HCFC, in person or by telephone, telecopy, telegraph or mail only for use at the Annual Meeting. Proxies solicited in connection with the Annual Meeting will not be used for any other meeting.

     Only shareholders of record as of the close of business on March 4, 2002 (the "Voting Record Date"), are entitled to vote at the Annual Meeting. Each such shareholder will be entitled to cast one vote for each share owned. HCFC's records disclose that, as of the Voting Record Date, there were 784,400 votes entitled to be cast at the Annual Meeting.

     This Proxy Statement is first being mailed to shareholders of HCFC on or about March 22, 2002.


                                  VOTE REQUIRED

ELECTION  OF  DIRECTORS

     Under Ohio law and HCFC's Code of Regulations (the "Regulations"), the five nominees receiving the greatest number of votes will be elected as directors. Each shareholder will be entitled to cast one vote for each share owned. Shares as to which the authority to vote is withheld are not counted toward the election of directors or toward the election of the individual nominees specified in the enclosed Proxy. If the enclosed Proxy is signed and dated by the shareholder, but no vote is specified thereon, the shares held by such shareholder will be voted FOR the election of the five nominees. Shareholders may not cumulate votes in the election of directors.

RATIFICATION  OF  SELECTION  OF  AUDITORS

     The affirmative vote of the holders of a majority of the shares of HCFC represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of DFD as the auditors of HCFC for the current fiscal year. The effect of an abstention is the same as an "against" vote. If, however, a shareholder has signed and dated a proxy in the form of the enclosed proxy, but has not voted on the ratification of the selection of DFD by checking the appropriate block on the proxy, such person's shares will be voted FOR the ratification of the selection of DFD.


   VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the only persons known to HCFC to own beneficially more than five percent of the outstanding common shares of HCFC as of March 4, 2002:





                                          Amount and Nature of   Percent of
Name and Address                          Beneficial Ownership   Shares Outstanding
----------------                         ---------------------   ------------------
First Bankers Trust, N.A., Trustee
Home City Financial Corporation
Employee Stock Ownership Plan
1201 Broadway
Quincy, IL  62301                         94,547 (1)             12.05%

Douglas L. Ulery
2454 N. Limestone Street                  62,204 (2)              7.67%
Springfield, OH  45503


______________________________
(1) First Bankers Trust, N.A., holds such shares as the trustee of the Home City Financial Corporation Employee Stock Ownership Plan (the "ESOP"). The trustee has voting power with respect to the 45,408 shares not yet allocated to participants' accounts and limited dispositive power with respect to all of the shares of the ESOP.
(2) Includes 9,200 shares held by Mr. Ulery's spouse, with respect to which Mr. Ulery shares voting and dispositive power; 500 shares held by Mr. Ulery jointly with his spouse; 26,284 shares that may be acquired currently upon the exercise of an option; and 11,523 shares allocated to Mr. Ulery's ESOP account, with respect to which Mr. Ulery has voting but not dispositive power.


     The following table sets forth certain information with respect to the number of common shares of HCFC beneficially owned by each director and executive officer of HCFC and by all directors and executive officers of HCFC as a group at March 4, 2002:






                                          Amount and Nature of        Percent of
Name and Address (1)                      Beneficial Ownership (2     Shares Outstanding
                                          ------------------------    -------------------
Glenn W. Collier.                         6,378 (3)                     .81%
John D. Conroy.                          34,702 (4)                    4.39%
James Foreman                            25,824 (5)                    3.27%
Terry A. Hoppes      .                   29,714 (6)                    3.76%
Douglas L. Ulery.                        62,204 (7)                    7.67%
Jo Ann Holdeman      .                   16,458 (8)                    2.07%
Don E. Lynam.                             5,385 (9)                     .69%
Charles A. Mihal                         13,973 (10)                   1.76%

All directors and executive officers.
   as a group (8 persons) . . . . . .   189,260                       22.33%


_____________________________
(Footnotes  on  following  page)
(1) Each of the persons listed on this table may be contacted at the address of HCFC.

(2) The beneficial owner has sole voting and dispositive power unless otherwise indicated. Although all of the shares held in the Home City Financial Corporation Recognition and Retention Plan Trust (the "RRP") are deemed to be held by each of Messrs. Conroy and Collier as Trustees of the RRP, the shares held in the RRP are counted only once in determining the total number of shares owned by all directors and executive officers as a group.

(3) Includes 5,378 shares held by the RRP, with respect to which Mr. Collier shares voting power as a Trustee.

(4) Includes 9,522 shares held by Mr. Conroy's spouse, with respect to which Mr. Conroy shares voting and dispositive power; 5,256 shares that may be acquired currently upon the exercise of an option; and 5,378 shares held by the RRP, with respect to which Mr. Conroy shares voting power as a Trustee.

(5) Includes 9,522 shares held by Mr. Foreman's spouse, with respect to which Mr. Foreman shares voting and dispositive power, and 5,256 shares that may be acquired currently upon the exercise of an option.

(6) Includes 8,678 shares held by Mr. Hoppes' spouse, with respect to which Mr. Hoppes shares voting and dispositive power, and 5,256 shares that may be acquired currently upon the exercise of an option.

(7) Includes 9,200 shares held by Mr. Ulery's spouse, with respect to which Mr. Ulery shares voting and dispositive power; 500 shares held by Mr. Ulery jointly with his spouse; 26,284 shares that may be acquired currently upon the exercise of an option; and 11,523 shares allocated to Mr. Ulery's ESOP account, with respect to which Mr. Ulery has voting but not dispositive power.

(8) Includes 1,000 shares held by Ms. Holdeman jointly with her spouse; 10,512 shares that may be acquired currently upon the exercise of an option; and 4,353 shares allocated to Ms. Holdeman's ESOP account, with respect to which Ms. Holdeman has voting but not dispositive power.

(9) Includes 100 shares held by Mr. Lynam jointly with his spouse and 2,885 shares allocated to Mr. Lynam's ESOP account, with respect to which Mr. Lynam has voting but not dispositive power.

(10) Includes 10,512 shares that may be acquired currently upon the exercise of an option and 3,461 shares allocated to Mr. Mihal's ESOP account, with respect to which Mr. Mihal has voting but not dispositive power.


                      PROPOSAL ONE - ELECTION OF DIRECTORS

     The Regulations provide for a Board of Directors consisting of five persons. In accordance with Section 2.03 of the Regulations, nominees for election as directors may be proposed only by the directors or by any shareholder entitled to vote for the election of directors if such shareholder has submitted a written notice of a proposed nominee to the Secretary of HCFC by the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. Each such written notice of a proposed nominee shall set forth the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the numbers of shares of HCFC owned beneficially and/or of record by the nominee and the length of time such shares have been so owned.

     The Board of Directors proposes the election of the following persons to serve until the Annual Meeting of Shareholders in 2003 and until their successors are duly elected and qualified or until their earlier resignation, removal from office or death:





                                                               Director of   Director of
Name                 Age (1)      Position(s) held         Home City since  HCFC since
----------------  ------------  --------------------         ---------------  ----------

Glenn W. Collier     61           Director                            2000        2000
John D. Conroy       51           Director, Chairman of the Board     1988        1996
James Foreman        62           Director                            1995        1996
Terry A. Hoppes      53           Director                            1994        1996
Douglas L. Ulery     55           Director, President, CEO            1993        1996


_____________________________

(1)     As  of  March  4,  2002.


     If any nominee is unable to stand for election, any proxies granting authority to vote for such nominee will be voted for such substitute as the Board of Directors recommends.

     MR. COLLIER has been a partner with the law firm of Martin, Browne, Hull & Harper since 1975. Mr. Collier is also a director of the Springfield Clark County Chamber of Commerce, the Community Improvement Corporation of Springfield and Clark County and the Springfield Country Club.

     MR. CONROY has been the owner and President of Conroy Funeral Home, Inc., in Springfield, Ohio, since 1971. Mr. Conroy is a licensed funeral director and embalmer. From January 1995 to March 1996, Mr. Conroy was the Secretary of Home City.

     MR. FOREMAN has been the President, Chief Executive Officer and owner of Foreman-Blair Pontiac, Buick, GMC, Springfield, Ohio, and the President and owner of SKDP Insurance Agency since 1971. Mr. Foreman is a member of the Board of Directors of the Springfield Chamber of Commerce. Mr. Foreman served as Vice President of Home City from January 1995 to March 1996.

     MR. HOPPES is a professional engineer and surveyor and has been the owner and the President of Hoppes Engineering and Surveying Company since 1977 and the President of Hoppes Builders and Development Company since 1981. From January 1995 to March 1996, Mr. Hoppes was the Treasurer of Home City.

     MR. ULERY has been the President and the Chief Executive Officer of Home City since 1992 and a director of Home City since 1993. Since December 2000, Mr. Ulery has also been the President and a director of Home City Insurance Agency, Inc. ("HCIA"), a wholly owned subsidiary of HCFC. From 1985 until joining Home City, Mr. Ulery was the Vice President of Regional Banking Office Operations with Society Corporation. Mr. Ulery is also a director of Intrieve, Incorporated, a data processing company which provides services to Home City.

MEETINGS  OF  DIRECTORS

     HCFC was incorporated in August 1996. The Board of Directors of HCFC met twelve times for regularly scheduled and special meetings during the fiscal year ended December 31, 2001. No director attended fewer than 75% of the aggregate of such meetings and all meetings of the committees of which such director was a member.

     Each director of HCFC is also a director of Home City. The Board of Directors of Home City met twelve times during the fiscal year ended December 31, 2001. No director attended fewer than 75% of the aggregate of such meetings and all meetings of the committees of which such director was a member.

COMMITTEES  OF  DIRECTORS

     The Board of Directors of HCFC has an Audit Committee, an ESOP Committee, a Stock Option Committee and an RRP Committee. The Board of Directors of HCFC does not have either a nominating or a compensation committee.

     The Audit Committee recommends audit firms to the full Board of Directors and reviews and approves the annual independent audit report. The members of the Audit Committee are Messrs. Conroy, Foreman and Hoppes. The Audit Committee of HCFC met once during the fiscal year ended December 31, 2001. For a description of the duties of the Audit Committee, see "AUDIT COMMITTEE REPORT."

     The ESOP Committee administers the ESOP and presently consists of Messrs. Conroy, Hoppes and Ulery. The ESOP Committee met once during the fiscal year ended December 31, 2001.

     The Stock Option Committee is responsible for administering the Home City Financial Corporation 1997 Stock Option and Incentive Plan (the "Stock Option Plan"), including interpreting the Stock Option Plan and awarding options pursuant to its terms. Its members are Messrs. Collier, Foreman and Hoppes. The Stock Option Committee was appointed in August 1997 and met once during the fiscal year ended December 31, 2001.

     The RRP Committee administers the Home City Financial Corporation RRP. Such committee consists of Messrs. Collier, Conroy and Hoppes. The RRP Committee met once during the fiscal year ended December 31, 2001.

EXECUTIVE  OFFICERS

     In addition to Mr. Ulery, the President and CEO of HCFC and Home City and the President of HCIA, the following persons are executive officers of both HCFC and Home City and hold the designated positions:



Name                       Age  (1)                   Position(s)  held
----                       --------                   -----------------

Jo  Ann  Holdeman          45                         Senior  Vice  President
                                                      and  Secretary of HCFC and
                                                       Home  City
Charles  A.  Mihal         63                         Treasurer  and  Chief
                                                       Financial  Officer  of
                                                       HCFC  and  Home  City
                                                       and  Treasurer  of  HCIA
Don  E.  Lynam             48                         Executive  Vice  President
                                                       of  HCFC  and  Home  City

____________________________

(1)     As  of  March  4,  2002.


     MS. HOLDEMAN has been employed by Home City since 1986. Ms. Holdeman served as Assistant Vice President and Assistant Secretary of Home City from 1992 to 1996 and as Vice President and Secretary of Home City and Secretary of HCFC from 1996 until January 2001. Since January 2001 she has served as Senior Vice President and Secretary.

     MR. MIHAL has been employed by Home City since January 1997. From 1993 to December 1996, Mr. Mihal served as Vice President and Controller of First National Bank of Pennsylvania. From 1990 to 1993, Mr. Mihal was Vice President and Controller of Bank One, Akron, N.A.

     MR. LYNAM has been employed by Home City since December 1997. In January 2001, he was promoted from Senior Vice President to Executive Vice President of Home City and HCFC. From June 1975 to December 1997, Mr. Lynam was employed by Key Bank, serving most recently as a Vice President in commercial lending.


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS'  COMPENSATION

     Each director of Home City receives a retainer fee of $1,250 per month for service as a director of Home City. In addition, the Chairman of the Board of Directors receives an additional fee of $150 per month. No fees are paid for service as a director of HCFC.

     Four of Home City's directors participate in a deferred compensation plan whereby payment of part or all of their directors' fees is deferred. Home City records the deferred fees as expenses and in a liability account. Interest is periodically credited on each account. Each director is fully vested in his account, and the balance is payable upon termination of directorship prior to death or retirement. Home City has provided for the contingent liability created by the deferred compensation plan by purchasing a single-premium universal life insurance policy on each director. Upon retirement or death, a director or his estate will receive the benefits payable pursuant to the policy on his life.

EXECUTIVE  OFFICERS'  COMPENSATION

     The following table presents certain information regarding the cash compensation received by Douglas L. Ulery, the President and Chief Executive Officer of HCFC and Home City, for services rendered during the fiscal years shown. Mr. Ulery received the compensation included in the following table from Home City and received no compensation from HCFC. No other executive officer of Home City or HCFC received salary and bonus compensation exceeding $100,000 during the periods shown.




                                     SUMMARY COMPENSATION TABLE


                                             Annual Compensation
                                             --------------------


Name and Principal
  Position                    Year       Salary ($)    Bonus ($)     All Other
                                                                     Compensation
    Douglas L. Ulery          12/31/01   $141,500(1)   $  25,000     $25,250(2)
    President and Chief       12/31/00    130,000(1)      25,000      25,233(3)
    Executive Officer         12/31/99    113,000(4)      22,500      29,238(5)


(1) Includes directors' fees of $15,000 paid by Home City. Does not include amounts attributable to other miscellaneous benefits received by executive officers. The cost to Home City of providing such benefits to Mr. Ulery was less than 10% of his cash compensation.

(2) Consists of a contribution of $5,941 to Mr. Ulery's 401(k) defined contribution plan account and the $19,309 value of the allocation to Mr. Ulery's ESOP account as of December 31, 2001.

(3) Consists of a contribution of $5,902 to Mr. Ulery's 401(k) defined contribution plan account and the $19,331 value of the allocation to Mr. Ulery's ESOP account as of December 31, 2000.

(4) Includes directors' fees of $13,000 paid by Home City. Does not include amounts attributable to other miscellaneous benefits received by executive officers. The cost to Home City of providing such benefits to Mr. Ulery was less than 10% of his cash compensation.

(5) Consists of a contribution of $3,675 to Mr. Ulery's 401(k) defined contribution plan account and the $25,563 value of the allocation to Mr. Ulery's ESOP account as of December 31, 1999.


EMPLOYMENT  AGREEMENT

     Home City has entered into an employment agreement with Mr. Ulery effective January 1, 2002 (the "Employment Agreement"). Mr. Ulery is the only executive officer with an employment agreement with either HCFC or Home City. The Employment Agreement provides for a term of two years and a salary and performance review by the Board of Directors not less often than annually, as well as inclusion of the employee in any formally established employee benefit, bonus, pension and profit-sharing plans for which senior management personnel are eligible. The Employment Agreement also provides for vacation and sick leave.

     The Employment Agreement is terminable by Home City at any time. In the event of termination by Home City for "just cause," as defined in the Employment Agreement, Mr. Ulery will have no right to receive any compensation or other benefits for any period after such termination. In the event of termination by Home City other than for just cause, at the end of the term of the Employment Agreement or in connection with a "change of control," as defined in the Employment Agreement, Mr. Ulery will be entitled to a continuation of salary payments for a period of time equal to the term of the Employment Agreement and a continuation of benefits substantially equal to those being provided at the date of termination of employment until the earliest to occur of (1) the end of the term of the Employment Agreement or (2) the date Mr. Ulery becomes employed full-time by another employer.

     The Employment Agreement also contains provisions with respect to the occurrence within six months before or at any time after a "change of control" of (1) the termination by Home City of employment of Mr. Ulery for any reason other than just cause, retirement or termination at the end of the term of the Employment Agreement, (2) certain changes in the capacity or circumstances in which he is employed or (3) a material reduction in his responsibilities, authority, compensation or other benefits provided under the Employment Agreement without his written consent. In the event of Home City's termination of Mr. Ulery's employment during such period of time and during the term of the Employment Agreement, Mr. Ulery will be entitled to payment of an amount equal to two times the greater of the amount of salary set forth in the Employment Agreement or the amount of annual salary payable to Mr. Ulery as a result of any annual salary review. If Mr. Ulery terminates his employment within six months prior to or one year after a change of control due to certain material changes in the circumstances of his employment or a material reduction in his responsibilities or authority, Mr. Ulery will be entitled to payment of an amount equal to two times the greater of the amount of salary set forth in the Employment Agreement or the amount of annual salary payable to Mr. Ulery as a result of any annual salary review. If Mr. Ulery's employment is so terminated either by him or by Home City, Mr. Ulery will be entitled to continued coverage under all benefit plans until the earliest of the end of the term of the Employment Agreement or the date on which he is included in another employer's benefit plans as a full-time employee. The maximum payment that Mr. Ulery may receive, however, is limited to an amount which will not result in the imposition of a penalty tax pursuant to Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), or exceed limitations imposed by the Office of Thrift Supervision. "Control," as defined in the Employment Agreement, generally refers to the acquisition by any person or entity of the power to vote or ownership of 10% or more of the voting stock of Home City or HCFC, the control of the election of a majority of Home City's or HCFC's directors or the exercise of a controlling influence over the management or policies of Home City or HCFC.

STOCK  OPTION  PLAN

     At the 1997 Annual Meeting of the Shareholders of HCFC, the shareholders approved the Stock Option Plan. The Board of Directors of HCFC reserved 95,220 common shares for issuance by HCFC upon the exercise of options to be granted as determined by the Stock Option Committee to certain directors, officers and employees of HCFC and Home City from time to time under the Stock Option Plan. Options to purchase 71,415 common shares of HCFC were awarded pursuant to the Stock Option Plan in October 1997. Due to a return of capital paid in June
1998, according to the terms of the stock option plan, the number of shares reserved for the Stock Option Plan was increased to 131,422, and the number of shares subject to options already awarded was adjusted to 98,565. One-fifth of each option becomes exercisable on October 20 of each year, commencing on October 20, 1998.

     The following table sets forth information regarding the number and value of unexercised options held by Mr. Ulery at December 31, 2001:



    Aggregated  Option/SAR  Exercises  in  Last Fiscal Year and Fiscal Year-End
    ---------------------------------------------------------------------------
                                 Number of Securities     Value of Unexercised
                                 Underlying               In-the-
                                 Unexerised Options/      Money Options/
          Shares                 SARs at                  SARs at
          Acquired on  Value     12/31/2001               12/31/2001 ($)(1)
Name      Exercise (#) Realized  Exercisable/             Exercisable/
                                 Unexercisable            Unexercisable
----     ------------  -------   ---------------------   --------------------

Douglas
L. Ulery   -0-          N/A          26,284/6,571               $7,885/$1,971


_____________________________

(1) An option is "in-the-money" if the fair market value of the underlying stock exceeds the exercise of the option. The figure represents the value of such options, determined by multiplying the number of shares subject to unexercised options by the difference between the exercise price, $11.70 per share, and the fair market value of HCFC's common shares on December 31, 2001, $12.00 per share, based on the mean between the bid price and the asked price reported by The Nasdaq Stock Market.

RECOGNITION  AND  RETENTION  PLAN  AND  TRUST

     At the 1997 Annual Meeting of the Shareholders of HCFC, the shareholders of HCFC approved the RRP. Awards entitling recipients to 23,802 shares were made to directors, executive officers and employees of HCFC and Home City in 1997, and an award entitling the recipient to 2,500 shares was made to an executive officer of HCFC and Home City in 1999. One-fifth of the number of shares awarded to an individual becomes earned and non-forfeitable on each of the first five anniversaries of the date of such award. Until shares awarded are earned by the participant, such shares will be forfeited in the event that the participant ceases to be either a director or an employee of HCFC or Home City, except that in the event of the death or disability of a participant, the participant's shares will be deemed to be earned and non-forfeitable.

CERTAIN  TRANSACTIONS  WITH  HOME  CITY

     Home City has extended loans to certain of its and HCFC's directors and executive officers, their affiliates and members of their families. All such loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with other persons and did not present more than the normal risk of collectibility or other unfavorable features.


            SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the federal securities laws, HCFC's directors and executive officers and persons holding more than ten percent of the common shares of HCFC are required to report their ownership of common shares and changes in such ownership to the Securities and Exchange Commission (the "SEC") and HCFC. The SEC has established specific due dates for such reports. Based upon a review of such reports, HCFC must disclose any failures to file such reports timely in Proxy Statements used in connection with annual meetings of shareholders. HCFC has determined that no failure to file such reports timely occurred during fiscal year 2001.


                      PROPOSAL TWO - SELECTION OF AUDITORS

     The Board of Directors of HCFC has selected DFD to act as HCFC's independent auditors for the current fiscal year and recommends that the shareholders ratify the selection. The firm has audited the books of HCFC or Home City since 1976. Management expects that a representative of DFD will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS OF HCFC RECOMMENDS THAT THE SHAREHOLDERS OF HCFC RATIFY THE SELECTION OF THE AUDITORS FOR THE CURRENT FISCAL YEAR. Accordingly, the shareholders of HCFC will be asked to approve the following resolution at the Annual Meeting:

     RESOLVED, that the selection of Dixon, Francis, Davis & Company as the auditors of HCFC for the current fiscal year be, and it hereby is, ratified.


                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors of HCFC is comprised of three directors, all of whom are considered "independent" under Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Audit Committee is responsible for overseeing the Company's accounting functions and controls, as well as recommending to the Board of Directors an accounting firm to audit HCFC's financial statements. The Audit Committee has adopted a Charter to set forth its responsibilities (the "Charter").

     As required by the Charter, the Audit Committee received and reviewed the report of DFD regarding the results of their audit, as well as the written disclosures and the letter from DFD required by Independence Standards Board Standard No. 1. The Audit Committee reviewed the audited financial statements with the management of HCFC. A representative of DFD also discussed with the Audit Committee the independence of DFD from HCFC, as well as the matters required to be discussed by Statement of Auditing Standards 61. The Audit
Committee determined that the provision by DFD of services to HCFC other than audit related services was compatible with maintaining DFD's independence.Discussions between the Audit Committee and the representative of DFD included the following:

- DFD's responsibilities in accordance with generally accepted auditing standards
- The initial selection of, and whether there were any changes in, significant accounting policies or their application
-     Management's  judgments  and  accounting  estimates
-     Whether  there  were  any  significant  audit  adjustments
-     Whether  there  were  any  disagreements  with  management
-     Whether  there  was  any  consultation  with  other  accountants
- Whether there were any major issues discussed with management prior to DFD's retention
-     Whether  DFD  encountered  any  difficulties  in  performing  the  audit
-     DFD's  judgments  about  the  quality  of  HCFC's  accounting  principles
- DFD's responsibilities for information prepared by management that is included in documents containing audited financial statements

     Based on its review of the financial statements and its discussions with management and the representative of DFD, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2001, to be filed with the SEC.

Submitted  by:

John  D.  Conroy
James  Foreman
Terry  A.  Hoppes

AUDIT  FEES

     During the fiscal year ended December 31, 2001, DFD billed HCFC $64,700 in fees for professional services in connection with the audit of HCFC's annual financial statements and the review of financial statements included in HCFC's Forms 10-QSB.

FINANCIAL  INFORMATION  SYSTEMS  DESIGN  AND  IMPLEMENTATION  FEES

     During the 2001 fiscal year, DFD billed HCFC $5,500 in fees for professional accounting services to design, implement or manage, hardware or software that collects or generates information significant to HCFC's financial statements. The Audit Committee has determined that the provision of these additional services is compatible with maintaining DFD's independence.

ALL  OTHER  FEES

     During fiscal year 2001, DFD billed HCFC $78,000 in fees for all services rendered by DFD other than services discussed under the headings "Audit Fees" and "Financial Information Systems Design And Implementation Fees" above. The Audit Committee has determined that the provision of these additional services is compatible with maintaining DFD's independence.


                   PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

     Any proposals of shareholders intended to be included in the proxy statement for the 2003 Annual Meeting of Shareholders of HCFC should be sent to HCFC by certified mail and must be received by HCFC by November 22, 2002. In addition, if a shareholder intends to present a proposal at the 2003 Annual Meeting without including the proposal in the proxy materials related to that meeting, and if the proposal is not received by February 5, 2003, then the proxies designated by the Board of Directors of HCFC for the 2003 Annual Meeting of Shareholders of the Company may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

     Management knows of no other business that may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters that may be brought before the Annual Meeting.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND
RETURN  THE  PROXY  IN  THE  ENCLOSED  SELF-ADDRESSED  ENVELOPE.


                                   By  Order  of  the  Board  of  Directors



Springfield,  Ohio
March  13,  2002                              Douglas  L.  Ulery,  President


                REVOCABLE PROXY - HOME CITY FINANCIAL CORPORATION

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
              BOARD OF DIRECTORS OF HOME CITY FINANCIAL CORPORATION

The undersigned shareholder of Home City Financial Corporation ("HCFC") hereby constitutes and appoints Don E. Lynam and Jo Ann Holdeman, or either one of them, the Proxy or Proxies of the undersigned, with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of HCFC to be held at The Springfield Museum of Art, 107 Cliff Park Road, Springfield, Ohio, on April 23, 2002, at 3:00 p.m., local time (the "Annual Meeting"), all of the shares of HCFC that the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1.     The  election  of  five  directors  for  the  term  expiring  in  2003:

           FOR  all  nominees                 WITHHOLD authority
           listed  below                      to vote for all
   [    ]  (except  as  marked        [    ]  nominess listed below:
           to the contrary below):

   Glenn  W.  Collier  John  D. Conroy  James Foreman  Terry A. Hoppes
   Douglas  L.  Ulery

(INSTRUCTION:   To withhold authority to vote for any individual nominee, insert that  nominee's  name  on  the  line  provided  below.)

___________________________________________________________________________

2. The ratification of the selection of Dixon, Francis, Davis & Company, certified public accountants, as the auditors of HCFC for the current fiscal year.

          [     ]     FOR     [     ]     AGAINST     [     ]     ABSTAIN

3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

        IMPORTANT:  PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

[HOME  CITY  LOGO]          HOME  CITY
                            FINANCIAL  CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HOME CITY FINANCIAL CORPORATION.

Please complete, date, sign and mail the detached proxy card in the enclosed postage-prepaid envelope.


                             DETACH PROXY CARD HERE


This Revocable Proxy will be voted as directed by the undersigned shareholder. IF THIS PROXY IS EXECUTED AND RETURNED BUT NO DIRECTION IS GIVEN, THIS REVOCABLE PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of Annual Meeting of Shareholders of HCFC and of the accompanying Proxy Statement is hereby acknowledged.



                    ______________     ___________________________________
                    Date               Signature
                    ______________     ___________________________________
                    Date               Signature

IMPORTANT: IF YOU RECEIVE MORE THAN ONE CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE.

NOTE: Please sign your name exactly as it appears on this Proxy. Joint accounts require only one signature. If you are signing this Proxy as an attorney, administrator, agent, corporation, officer, executor, trustee or guardian, etc., please add your full title to your signature.